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                                                                   Exhibit 99(a)

FOR IMMEDIATE RELEASE                           Press Contact: Mary Rekenthaler
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                                                                    703/934-3086
Investor Contact: Nick Burakow
                                                                    703/934-3665

KAISER GROUP INTERNATIONAL CLOSES ON SALE OF INFRASTRUCTURE AND FACILITIES BUSINESS TO EARTH TECH HOLDINGS, INC.

FAIRFAX, VA, July 28, 2000 Kaiser Group International, Inc. (OTCBB: KSRG) announced today that it has completed the sale of its infrastructure and facilities business unit to Earth Tech Holdings, Inc., a unit of Tyco International, Ltd. (NYSE: TYC; LSE: TYI; BSX: TYC). The infrastructure and facilities business unit includes operations related to transit and transportation, water/wastewater, facilities design and construction, and microelectronics and clean technology.

This transaction results from a study of strategic alternatives for Kaiser's engineering operations undertaken earlier this year in connection with the ongoing restructuring of the Company's debt. Kaiser reached a definitive agreement with Earth Tech on June 9, 2000. The $30 million asset sale was approved by the Delaware Bankruptcy Court on July 17, 2000.

About Kaiser Group International
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Headquartered in Fairfax, Virginia, Kaiser Group International is one of the
United States' leading providers of engineering, project management, construction management, and program management services. Its more than 3,000 employees, located in 30 offices around the world, serve the market areas of transit and transportation; alumina/aluminum and mining/minerals; facilities and water/wastewater; iron and steel; and microelectronics and clean technology. Kaiser Group International, Inc., the parent company of Kaiser Engineers, reported gross revenue of more than $870 million for the 12 months ended December 31, 1999. All references to Kaiser indicate Kaiser Group International, Inc. and any of its subsidiaries.

About Earth Tech Holdings, Inc.
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Earth Tech is an international provider of global water management, and engineering and environmental services. Earth Tech is a part of Tyco Flow Control, which is one the major business units of Tyco International Ltd. Tyco Flow Control designs, manufactures and services pipes, couplings, fittings, meters, hangers, valves, cable trays, metal framing and fire sprinklers, and provides engineering consulting, total water management services, and environmental consulting and remediation.

Forward-Looking Statements and Certain Factors Affecting Kaiser and Its
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Businesses
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This release contains "forward-looking statements" within the meaning of the
Private Securities Litigation Reform Act of 1995, which are identified by the use of forward-looking terminology such as "may," "will," "could," "should," "expect," "believe," "anticipate," "aim," "intend," "plan," "estimate," or "continue" or the negative thereof or other variations thereof. Such forward-looking statements are necessarily based on various assumptions and estimates and are inherently subject to various risks and uncertainties, including risks and uncertainties relating to the possible invalidity of the underlying assumptions and estimates, that may cause actual results to differ materially from those stated or implied by these forward-looking statements. These forward-looking statements also are subject to company-specific risks and uncertainties, such as: the company's access to commercial lines of credit and commercially satisfactory contract performance guarantee mechanisms, including performance bonds; the performance of Kaiser-Hill Company, LLC under its new contract with the U.S. Department of Energy concerning provision of services at the DOE's Rocky Flats (Colorado) site; and the company's ability to: maintain existing contracts (including contracts with the federal government) at their existing or at improved levels, accurately estimate and recover costs incurred on fixed-price contracts, sign new contracts in established or new markets (including international markets), conclude and implement successfully certain acquisitions and joint-venture relationships, retain and attract key personnel, manage significant contingent liabilities arising out of prior operations and contacts, manage cash flow and liquidity needs, and avoid significant environmental fines, penalties and liabilities.

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